Exhibit 4.7

NCL

NORWEGIAN CRUISE LINE®

NCL

ORDINARY SHARES

INCORPORATED UNDER THE LAWS OF BERMUDA

CUSIP G66721 10 4

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

IS THE RECORD HOLDER OF

FULLY PAID AND NON-ASSESSABLE ORDINARY SHARES $0.001 PAR VALUE PER SHARE, OF

Norwegian Cruise Line Holdings Ltd.

transferable on the books of the Company in person or by duly authorized attorney upon surrender of the Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

Dated:

PRESIDENT AND CHIEF EXECUTIVE OFFICER

NORWEGIAN CRUISE LINE HOLDINGS LTD. CORPORATE SEAL 2011 BERMUDA

EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
(Brooklyn, NY)
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

ABnote North America 711 ARMSTRONG LANE COLUMBIA, TENNESSEE 38401 (931) 388-3003	PROOF OF: JANUARY 7, 2013 NORWEGIAN CRUISE LINE WO 6385 FACE
SALES: HOLLY GRONER 931-490-7660	OPERATOR: DKS
	Rev. 1

Colors Selected for Printing: Logo prints in PMS 7461 Blue and Black, Intaglio prints in SC-7 Dark Blue.

COLOR: This proof was printed from a digital file or artwork on a graphics quality, color laser printer. It is a good representation of the color as it will appear on the final product. However, it is not an exact color rendition, and the final printed product may appear slightly different from the proof due to the difference between the dyes and printing ink.

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: ____ OK AS IS ____ OK WITH CHANGES ____ MAKE CHANGES AND SEND ANOTHER PROOF

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common
TEN ENT – as tenants by the entireties
JT TEN – as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT– ________ Custodian ________
(Cust) (Minor)
under Uniform Gifts to Minors
Act ________________
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, ______________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

[ ]

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____

____ ordinary shares
represented by the within certificate, and do hereby irrevocably constitute and appoint

____ Attorney
to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated ______________________

X ______________________________

X ______________________________

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

By ______________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.

ABnote North America 711 ARMSTRONG LANE COLUMBIA, TENNESSEE 38401 (931) 388-3003	PROOF OF: JANUARY 7, 2013I NORWEGIAN CRUISE LINE **WO 6385 BACK**
SALES: HOLLY GRONER 931-490-7660	OPERATOR: DKS
	Rev. 1

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: ____ OK AS IS ____ OK WITH CHANGES ____ MAKE CHANGES AND SEND ANOTHER PROOF